Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Post-Effective Amendment No. 304 and Amendment No. 307 to the Registration Statement on Form N-1A of GraniteShares ETF Trust regarding the Prospectus and Statement of Additional Information of GraniteShares 2x Long AI Daily ETF, GraniteShares 2x Short AI Daily ETF, GraniteShares 2x Long APP Daily ETF, GraniteShares 2x Short APP Daily ETF, GraniteShares 2x Long ASTS Daily ETF, GraniteShares 2x Short ASTS Daily ETF, GraniteShares 2x Long BB Daily ETF, GraniteShares 2x Short BB Daily ETF, GraniteShares 2x Long BMNR Daily ETF, GraniteShares 2x Short BMNR Daily ETF, GraniteShares 2x Long BTDR Daily ETF, GraniteShares 2x Short BTDR Daily ETF, GraniteShares 2x Long CRSR Daily ETF, GraniteShares 2x Short CRSR Daily ETF, GraniteShares 2x Long DBX Daily ETF, GraniteShares 2x Short DBX Daily ETF, GraniteShares 2x Long ETN Daily ETF, GraniteShares 2x Short ETN Daily ETF, GraniteShares 2x Long FIVN Daily ETF, GraniteShares 2x Short FIVN Daily ETF, GraniteShares 2x Long HUT Daily ETF, GraniteShares 2x Short HUT Daily ETF, GraniteShares 2x Long IOT Daily ETF, GraniteShares 2x Short IOT Daily ETF, GraniteShares 2x Long IREN Daily ETF, GraniteShares 2x Short IREN AI Daily ETF, GraniteShares 2x Long LITE Daily ETF, GraniteShares 2x Short LITE AI Daily ETF, GraniteShares 2x Long NTAP Daily ETF, GraniteShares 2x Short NTAP Daily ETF, GraniteShares 2x Long PATH Daily ETF, GraniteShares 2x Short PATH Daily ETF, GraniteShares 2x Long P Daily ETF, GraniteShares 2x Short P Daily ETF, GraniteShares 2x Long QLYS Daily ETF, GraniteShares 2x Short QLYS Daily ETF, GraniteShares 2x Long RKLB Daily ETF, GraniteShares 2x Short RKLB Daily ETF, GraniteShares 2x Long SNDK Daily ETF, GraniteShares 2x Short SNDK Daily ETF, GraniteShares 2x Long SOUN Daily ETF, GraniteShares 2x Short SOUN Daily ETF, GraniteShares 2x Long STX Daily ETF, GraniteShares 2x Short STX Daily ETF, GraniteShares 2x Long TDC Daily ETF, and GraniteShares 2x Short TDC Daily ETF, each a series of GraniteShares ETF Trust.

/s/ TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 26, 2026